UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2026

CARPARTS.COM, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33264	68-0623433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4910 Airport Plaza Drive, Suite 300, Long Beach CA 90815
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (424) 702-1455

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PRTS	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 11, 2026, CarParts.com, Inc. (the “Company”) entered in an Amendment No. 2 (the “Amendment”) to that certain Tax Benefits Preservation Plan, dated as of April 5, 2024, by and between the Company and Computershare Trust Company, N.A., as rights  agent  (as  so  amended,  the  “Plan”).  Pursuant  to  the Amendment,  the  Final  Expiration  Date  (as  defined  in  the  Plan)  was accelerated from April 5, 2027 to May 12, 2026. As a result of the Amendment, effective as of the close of business on May 12, 2026, the Rights (as defined in the Plan) have expired and ceased to be outstanding.

The foregoing is only a summary of the material terms of the Amendment and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8‑K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

On May 11, 2026, the Company issued a press release announcing the expiration of the Rights and the termination of the Plan. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Amendment No. 2 dated May 11, 2026 to the Tax Benefits Preservation Plan, dated April 5, 2024, by and between CarParts.com, Inc. and Computershare Trust Company, N.A., as rights agent.
99.1	Press Release, dated May 11, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2026	CARPARTS.COM, INC.

	By:	/s/ Mark DiSiena
	Name:	Mark DiSiena
	Title:	Interim Chief Financial Officer